SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2003


                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             001-13668            13-3692801
--------                             ---------            ----------
(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)       Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to the  December  1,  2003
                    Distribution  Date  for  the  TIERS  Corporate   Bond-Backed
                    Certificates Trust, Series IBM 1997-4

               2. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust for IBM Debentures

               3. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust II for IBM Debentures

               4. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust III for IBM Debentures

               5.   Trustee's  Report  with  respect  to the  December  1,  2003
                    Distribution   Date  for  the  CorTS  Trust  for   BellSouth
                    Debentures

               6. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust II for BellSouth Debentures

               7. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust for Corning Notes

               8. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust for First Union Institutional Capital I

               9. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust for Allstate Financing II

               10. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust IV for IBM Debentures

               11. Trustee's Report with respect to the December 1, 2003 Distribution Date for the CorTS Trust for Verizon Global Funding Notes

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

                                   SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                By:  /s/ John W. Dickey
                                                  ------------------------------
                                                  Name:   John W. Dickey
                                                  Title:  Authorized Signatory









December 1, 2003

EXHIBIT INDEX


Exhibit                                                                                              Page
-------                                                                                              ----
     1        Trustee's Report with respect to the December 1, 2003 Distribution Date for the          6
              TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4

     2        Trustee's Report with respect to the December 1, 2003 Distribution Date for the          7
              CorTS Trust for IBM Debentures

     3        Trustee's Report with respect to the December 1, 2003 Distribution Date for the          8
              CorTS Trust II for IBM Debentures

     4        Trustee's Report with respect to the December 1, 2003 Distribution Date for the          9
              CorTS Trust III for IBM Debentures

     5        Trustee's Report with respect to the December 1, 2003 Distribution Date for the         10
              CorTS Trust for BellSouth Debentures

     6        Trustee's Report with respect to the December 1, 2003 Distribution Date for the         11
              CorTS Trust II for BellSouth Debentures

     7        Trustee's Report with respect to the December 1, 2003 Distribution Date for the         12
              CorTS Trust for Corning Notes

     8        Trustee's Report with respect to the December 1, 2003 Distribution Date for the         13
              CorTS Trust for First Union Institutional Capital I

     9        Trustee's Report with respect to the December 1, 2003 Distribution Date for the         14
              CorTS Trust for Allstate Financing II

     10       Trustee's Report with respect to the December 1, 2003 Distribution Date for the         15
              CorTS Trust IV for IBM Debentures

     11       Trustee's Report with respect to the December 1, 2003 Distribution Date for the         16
              CorTS Trust for Verizon Global Funding Notes



                                    Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series IBM 1997-4
*CUSIP:  871928AJ6               Class:  ZTF Class
*CUSIP:  871928AH0               Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4 hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Certificates, is as set forth below:

     Class               Principal           Interest         Total Distribution
     ZTF Class           $ 0.000000          $ 0.000000       $ 0.000000
     Amortizing Class    $17.512333          $30.594454       $48.106787

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $100,000,000 aggregate principal amount of International Business Machines Corporation 7 1/8% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, $100,000,000 principal amount of ZTF Class Certificates and $60,353,255.78 principal amount of Amortizing Class Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 2

To the Holders of:
CorTS Trust for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081A202

U.S.  Bank Trust  National  Association,  as Trustee for the CorTS Trust for IBM
Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 0.890625           $ 0.890625

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $60,000,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,400,000 Certificates representing $60,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 3

To the Holders of:
CorTS Trust II for IBM Debentures
7.125% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081D206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for IBM Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal            Interest              Total Distribution
     $ 0.000000           $ 0.890625            $ 0.890625

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $32,302,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,292,080 Certificates representing $32,302,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 4

To the Holders of:
CorTS Trust III for IBM Debentures
7.20% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081Q207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for IBM Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 0.900000           $ 0.900000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $95,480,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 3,779,416 Certificates representing $94,485,400 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 5

To the Holders of:
CorTS Trust for BellSouth Debentures
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080E205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for BellSouth Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 0.875000           $ 0.875000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $50,000,000 aggregate principal amount of BellSouth Telecommunications, Inc. One Hundred Year 7% Debentures due December 1, 2095 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,000,000 Certificates representing $50,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 6

To the Holders of:
CorTS Trust II for BellSouth Debentures
7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081C208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for BellSouth Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 0.875000           $ 0.875000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $82,840,000 aggregate principal amount of BellSouth Telecommunications, Inc. 7% Debentures due December 1, 2095 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 3,313,600 Certificates representing $82,840,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 7

To the Holders of:
CorTS Trust for Corning Notes
8% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081W105               Class:  A
*CUSIP:  22081WAA3               Class:  B

     U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Corning Notes, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal         Interest         Total Distribution
     A               $ 0.000000        $ 1.000000       $ 1.000000
     B               $ 0.000000        $ 1.500000       $ 1.500000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.   $38,650,000   aggregate  principal  amount  of  Corning  Incorporated  8.3%
     Medium-Term Notes due April 4, 2025 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,546,000 Class A Certificates representing $38,650,000 aggregate Certificate Principal Balance and $38,650,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 8

To the Holders of:
CorTS Trust for First Union Institutional Capital I
8.2% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080W205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for First Union Institutional Capital I, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 1.025000           $ 1.025000

2. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $46,455,000 aggregate principal amount of First Union Institutional Capital I 8.04% Capital Securities due December 1, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,821,942 Certificates representing $45,548,550 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 9

To the Holders of:
CorTS Trust for Allstate Financing II
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080T103

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Allstate Financing II, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest             Total Distribution
     $ 0.000000            $ 1.000000           $ 1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,600,000 aggregate principal amount of Allstate Financing II 7.83% Capital Securities due December 1, 2045 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,002,240 Certificates representing $25,056,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 10

To the Holders of:
CorTS Trust IV for IBM Debentures
7% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082G208               Class:  A
*CUSIP:  22082GAA7               Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust IV for IBM Debentures, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class          Principal          Interest         Total Distribution
     A              $ 0.000000         $ 0.875000       $ 0.875000
     B              $ 0.000000         $ 0.625000       $ 0.625000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $66,611,000 aggregate principal amount of International Business Machines Corporation 7.125% Debentures due December 1, 2096 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,664,440 Class A Certificates representing $66,611,000 aggregate Certificate Principal Balance and $66,611,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                   Exhibit 11

To the Holders of:
CorTS Trust for Verizon Global Funding Notes
7.375% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082F200               Class:  A
*CUSIP:  22082FAA9               Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Verizon Global Funding Notes, hereby gives notice with respect to the Distribution Date of December 1, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal           Interest           Total Distribution
     A               $ 0.000000          $ 0.921875         $ 0.921875
     B               $ 0.000000          $ 1.875000         $ 1.875000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $101,585,000 aggregate principal amount of Verizon Global Funding Corp. 7.75% Notes due December 1, 2030 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 4,063,400 Class A Certificates representing $101,585,000 aggregate Certificate Principal Balance and $101,585,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.



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